Working capital	12 Months Ended
Jun. 30, 2024
Summary Of Additional Information About Working Capital [Abstract]
Working capital	15. Working capital
Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost includes raw materials, direct labour and expenses, an appropriate proportion of production and other overheads, but not borrowing costs. Cost is calculated at the weighted average cost incurred in acquiring inventories. All maturing inventories and raw materials are classified as current assets, as they are expected to be realised in the normal operating cycle which can be a period of several years.
Trade and other receivables are initially recognised at fair value less transaction costs and subsequently carried at amortised cost less any allowance for discounts and doubtful debts. Trade receivables arise from contracts with customers, and are recognised when performance obligations are satisfied, and the consideration due is unconditional as only the passage of time is required before the payment is received. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk.
Trade and other payables are initially recognised at fair value including transaction costs and subsequently carried at amortised costs. Contingent considerations recognised in business combinations are subsequently measured at fair value through income statement. The group evaluates supplier arrangements against a number of indicators to assess if the liability has the characteristics of a trade payable or should be classified as borrowings. This assessment considers the commercial purpose of the facility, whether payment terms are similar to customary payment terms, whether the group is legally discharged from its obligation towards suppliers before the end of the original payment term, and the group’s involvement in agreeing terms between banks and suppliers.
Provisions are liabilities of uncertain timing or amount. A provision is recognised if, as a result of a past event, the group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are calculated on a discounted basis. The carrying amounts of provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate.
(a) Inventories

	2024 $ million	2023 re-presented $ million
Raw materials and consumables	639	684
Work in progress	118	166
Maturing inventories	7,832	7,300
Finished goods and goods for resale	1,131	1,503
	9,720	9,653
Maturing inventories include whisk(e)y, rum, tequila and Chinese white spirits. The following amounts of inventories can be utilised after more than one year:

	2024 $ million	2023 re-presented $ million
Raw materials and consumables	19	29
Maturing inventories	5,885	5,119
	5,904	5,148
Inventories are disclosed net of provisions for obsolescence, an analysis of which is as follows:

	2024 $ million	2023 re-presented $ million	2022 re-presented $ million
Balance at beginning of the year	128	113	133
Exchange differences	(3)	(27)	(8)
Income statement charge	51	66	8
Utilised	(47)	(23)	(18)
Sale of businesses	(5)	(1)	(2)
	124	128	113
(b) Trade and other receivables

	2024		2023 (re-presented)
	Current assets $ million	Non-current assets $ million	Current assets $ million	Non-current assets $ million
Trade receivables	2,674	—	2,534	—
Interest receivable	31	—	15	—
VAT recoverable and other prepaid taxes	227	17	342	19
Other receivables	240	14	205	16
Prepayments	274	7	288	4
Accrued income	41	—	43	—
	3,487	38	3,427	39
At 30 June 2024, approximately 21%, 16% and 9% of the group’s trade receivables of $2,674 million are due from counterparties based in the United States, India and United Kingdom, respectively. Accrued income primarily represents amounts receivable from customers in respect of performance obligations satisfied but not yet invoiced.
The aged analysis of trade receivables, net of expected credit loss allowance, is as follows:

	2024 $ million	2023 re-presented $ million
Not overdue	2,490	2,479
Overdue 1 – 30 days	43	32
Overdue 31 – 60 days	31	8
Overdue 61 – 90 days	27	4
Overdue 91 – 180 days	71	7
Overdue more than 180 days	12	4
	2,674	2,534
Increase in overdue balances in the year ended 30 June 2024 was driven by receivables against institutional customers with low credit risk in certain countries.
Trade and other receivables are disclosed net of expected credit loss allowance for doubtful debts, an analysis of which is as follows:

	2024 $ million	2023 re-presented $ million	2022 re-presented $ million
Balance at beginning of the year	112	143	154
Exchange differences	(3)	(10)	(12)
Income statement (release)/charge	8	(4)	28
Written off	(22)	(17)	(27)
	95	112	143
(c) Trade and other payables

	2024		2023 (re-presented)
	Current liabilities $ million	Non-current liabilities $ million	Current liabilities $ million	Non-current liabilities $ million
Trade payables	3,071	—	3,351	—
Interest payable	358	—	299	—
Tax and social security excluding income tax	724	—	796	—
Other payables	499	304	544	463
Accruals	1,564	—	1,549	—
Deferred income	84	—	92	—
Dividend payable	31	—	29	—
Dividend payable to non-controlling interests	23	—	18	—
	6,354	304	6,678	463
Interest payable at 30 June 2024 includes interest on non-derivative financial instruments of $291 million (2023 – $274 million).
Accruals at 30 June 2024 include $764 million (2023 – $707 million) accrued discounts attributed to sales recognised. Deferred income represents amounts paid by customers in respect of performance obligations not yet satisfied. The amount of contract liabilities recognised as revenue in the current year is $92 million (2023 – $109 million). Non-current liabilities include the net present value of contingent consideration in respect of prior acquisitions of $231 million (2023 – $369 million). For further information on contingent consideration, please refer to note 16 (g).
Together with the group’s partner banks, supply chain financing (SCF) facilities are provided to suppliers in certain countries.
These arrangements enable suppliers to receive funding earlier than the invoice due date at their discretion and at their own cost.
Payment terms continue to be agreed directly between the group and suppliers, independently from the availability of SCF facilities.
Liabilities are settled in accordance with the original due date of invoices. The group does not incur any fees or receive any rebates where the suppliers choose to utilise these facilities. The group has determined that it is appropriate to present amounts outstanding subject to SCF arrangements as trade payables. Consistent with this classification, cash flows are presented either as operating cash flows or cash flows from investing activities, when related to the acquisition of non-current assets. At 30 June 2024, the amount that has been subject to SCF and accounted for as trade payables was $847 million (2023 – $916 million).(d) Provisions

	Thalidomide $ million	Other $ million	Total $ million
At 30 June 2023 (re-presented)	212	244	456
Exchange differences	—	(3)	(3)
Provisions charged during the year	—	61	61
Provisions utilised during the year	(17)	(103)	(120)
Transfers from other payables	—	(5)	(5)
Unwinding of discounts	6	2	8
At 30 June 2024	201	196	397
Current liabilities	17	80	97
Non-current liabilities	184	116	300
	201	196	397

Provisions have been established in respect of the discounted value of the group’s commitment to the UK and Australian Thalidomide
Trusts. These provisions will be utilised over the period of the commitments up to 2037.
The largest item in other provisions at 30 June 2024 is $54 million (2023 – $64 million) in respect of deferred employee compensation plans which will be utilised when employees leave the group.